Significant changes in the current reporting period	9 Months Ended
Mar. 31, 2021
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period

2. Significant changes in the current reporting period

(i) Significant events

The financial position and performance of the Group was affected by the following events during the nine months ended March 31, 2021.

•In August 2020, the Oncologic Drugs Advisory Committee (“ODAC”) of the FDA voted in favor that available data from a single-arm Phase 3 trial and evidence from additional studies support the efficacy of remestemcel-L in pediatric patients with SR-aGVHD. Although the FDA considers the recommendation of the panel, the final decision regarding the approval of the product is made solely by the FDA, and the recommendations by the panel are non-binding.

In September 2020, the FDA issued a Complete Response Letter to Mesoblast’s BLA for remestemcel-L for the treatment of pediatric SR-aGVHD. Despite the overwhelming ODAC vote, the FDA recommended that Mesoblast conduct at least one additional randomized, controlled study in adults and/or children to provide further evidence of the effectiveness of remestemcel-L for SR-aGVHD.

In November 2020, a Type A meeting was held with the FDA to discuss the review of the BLA for remestemcel-L. The current FDA review team have not agreed to approval. However, there was consensus with the review team on the proposed optimization of potency assays and on use of biomarkers to demonstrate the product’s bioactivity in-vivo. The Group is in ongoing discussions with the FDA through a well-established FDA process on the potential for approval with a post-approval commitment to conduct an additional randomized controlled study in patients 12 years and older.

•

In August 2020, the Group amended the terms of the Hercules loan and security agreement to defer principal repayments to March 2021. In January 2021, the Group amended the terms of the loan agreement to extend the interest-only period of the loan up to March 2022, subject to achieving certain milestones. In March 2021, the Group met the requirements of the loan and security agreement to defer the interest only period to July 2021. In May 2021, as disclosed in Note 11, the Group and Hercules amended the terms of the loan and security agreement to extend the interest-only period to October 1, 2021. Presentation at March 31, 2021 has not been changed as a result of this amendment.

•

In November 2020, the Group entered into a worldwide license and collaboration agreement with Novartis for the development, manufacture, and commercialization of the Group’s mesenchymal stromal cell (MSC) product remestemcel-L, with an initial focus on the development of the treatment of acute respiratory distress syndrome (ARDS), including that associated with COVID-19. The closing of the license agreement is subject to certain conditions.

The Group enrolled 223 patients in its randomized controlled trial of remestemcel-L in ventilator-dependent patients with moderate to severe ARDS due to COVID-19 infection. Following the third interim analysis on the trial’s first 180 patients last month, the Data Safety Monitoring Board (DSMB) reported that there were no safety concerns but noted that the trial was not likely to meet the 30-day mortality reduction endpoint at the planned 300 patient enrolment. The trial was powered to achieve a primary endpoint of 43% reduction in mortality at 30 days for treatment with remestemcel-L on top of maximal care. The DSMB recommended that the trial complete with the currently enrolled 223 patients, and that all be followed-up as planned.

In April 2021, the Group announced the 60-day top-line results from the randomized controlled trial of remestemcel-L in 222 ventilator-dependent COVID-19 patients with moderate/severe ARDS which had been halted after the third interim analysis, as previously announced.  Remestemcel-L reduced mortality through day 60 by 46% in the pre-specified group below age 65, but not in patients 65 or older. Remestemcel-L reduced mortality by 75% and increased days alive off mechanical ventilation in patients under age 65 when combined with dexamethasone, in comparison with controls on dexamethasone.

On closing of the agreement, Novartis will make a $50.0 million upfront payment including $25.0 million in equity. The Group may receive a total of $505.0 million pending achievement of pre-commercialization milestones. The Group may receive additional payments post-commercialization of up to $750.0 million based on achievement of certain sales milestones and tiered double-digit royalties on product sales. The Group will retain full rights and economics for remestemcel-L for graft versus host disease, and Novartis has an option to, if exercised, become the commercial distributor outside of Japan. At the date of this report, this agreement has not closed and therefore there is no accounting impact as of March 31, 2021. The agreement remains subject to certain closing conditions, including time to analyze the results from the COVID-19 ARDS trial. The Group is further assessing the ongoing accounting impact of this agreement.

•

In December 2020, the Group announced top-line results from the DREAM-HF Phase 3 randomized controlled trial of its allogeneic cell therapy rexlemestrocel-L in 537 patients with advanced chronic heart failure. Over a mean 30 months of follow-up, patients with advanced chronic heart failure who received a single endomyocardial treatment with rexlemestrocel-L on top of maximal therapies had 60% reduction in incidence of heart attacks or strokes and 60% reduction in death from cardiac causes when treated at an earlier stage in the progressive disease process. Despite significant reduction in the pre-specified endpoint of cardiac death, there was no reduction in recurrent non-fatal decompensated heart failure events, which was the trial’s primary endpoint.

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In March 2021, the Group announced completion of a A$138.0 million (US$110.0 million) private placement led by a strategic US investor group through the placement of 60.1 million new fully-paid ordinary shares at a price of A$2.30. The investors also received warrants to acquire a further 15 million shares at a price of A$2.88 per share, a 25% premium to the placement price, which may raise up to a further A$43.2 million, on or before March 15, 2028.